                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-K/A

                                 Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):  June 15, 1999


                            BERENS INDUSTRIES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



                                     NEVADA
                                     ------
                 (State or other jurisdiction of incorporation)



             000-22711
             ---------
     (Commission File Number)                    (I.R.S. Employer
                                                 Identification No.)



             701 N. Post Oak Road, Suite 350, Houston, Texas 77024
             -----------------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (713) 682-7400
                                 --------------
              (Registrant's telephone number, including area code)

Item 1. Changes in Control of Registrant

        Effective June 15, 1999, National Air Corporation, Inc., a Nevada corporation ("Company"), acquired all of the issued and outstanding shares of capital stock of Berensgallery.com, Inc., a Nevada corporation ("Subsidiary"). In connection with such acquisition, the Company issued an aggregate of 2,900,000 shares of authorized but unissued common stock, $0.001 par value, to the shareholders of Subsidiary ("Shareholders"). The Shareholders exchanged an aggregate of 2,900,000 shares of Subsidiary common stock for the 2,900,000 shares of Company common stock. Currently therewith, the Company issued 862,495 shares of common stock to certain consultants, for services rendered pursuant to Regulation D of the Securities Act of 1933.

        In connection with the reorganization, Nick Lovato, Kirsten Lovato and Jeffrey Jenson resigned as directors and officers and were replaced by the following: Marc I. Berens, Chairman of the Board of Directors, President, and Chief Executive Officer; Yolana S. Berens, Director; and William Ranshaw, Director. These persons will hold office until the next respective annual meeting of the stockholders and directors or until their respective successors have been elected and qualified or their prior resignations or terminations.

        Upon the closing of the above-referenced transactions, there were 4,500,000 shares of Company common stock outstanding.

        To the best of the Company's knowledge, there are no known arrangements which may at a subsequent date result in a subsequent change in control of the Company.

Item 2. Acquisition or Disposition of Assets

        See Item 1 for discussion.

Item 3. Bankruptcy or Receivership

        Inapplicable

Item 4. Changes in Registrant's Certifying Accountant

        In connection with the above captioned acquisition, the Company changed its certifying accountant from Mantyla, McReynolds & Associates to Ham, Langston & Brezina, L.L.P. The dismissal of Mantyla, McReynolds & Associates was not the result of any disagreements on any matter involving accounting principles or practices, financial statement disclosure or auditing scope or procedure. The engagement of Ham, Langston & Brezina, L.L.P. was approved by the Company's board of directors.

Item 5. Other Events

        Inapplicable.

Item 6. Resignations of Registrant's Directors

        See Item 1 for discussion.

Item 7. Financial Statements and Exhibits

        (a) Financial Statements of Business Acquired.

            The financial statements relating to the acquisition required pursuant to Article 3-05 of Regulation S-X are attached hereto as Annex A

        (b) Pro Forma Financial Information.

            The pro forma financial information relating to the acquisition required pursuant to Article II of Regulation S-X is attached hereto as Annex B

        (c) Exhibits

            Plan of Reorganization.

Item 8. Change in Fiscal Year

        Inapplicable

                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NATIONAL AIR CORPORATION, INC.



                                    By: /s/ Marc I. Berens
                                        ______________________
                                        Marc I. Berens
                                        Chief Executive Officer


DATE: August 30, 1999

                                   EXHIBITS


Exhibit
  No.                                                       Page
-------                                                     ----

 2.1    Plan of Reorganization...........................   A-1(1)

   (1) Previously filed on Form 8-K dated June 30, 1999, file number 00-22711

                                    ANNEX A

                            BERENSGALLERY.COM, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                   __________



                              FINANCIAL STATEMENTS
                     WITH REPORT OF INDEPENDENT ACCOUNTANTS
               FOR THE PERIOD FROM INCEPTION, FEBRUARY 26, 1999,
                                TO JUNE 15, 1999

                            BERENSGALLERY.COM, INC.
                    (A CORPORATION IN THE DEVELOPMENT STAGE)
                               TABLE OF CONTENTS


                                                   PAGE
                                                   ----

Report of Independent Accountants                    1

Financial Statements:

  Balance Sheet as of June 15, 1999                  2

  Statement of Operations for the period
    from inception, February 26, 1999,
    to June 15, 1999                                 3

  Statement of Stockholders' Deficit for
    the period from inception, February 26,
    1999, to June 15, 1999                           4

  Statement of Cash Flows for the period
    from inception, February 26, 1999, to
    June 15, 1999                                    5

Notes to Financial Statements                     6-10


                       REPORT OF INDEPENDENT ACCOUNTANTS
                       ---------------------------------



To the Stockholders and Directors
BerensGallery.com, Inc.


We have audited the accompanying balance sheet of BerensGallery.com, Inc. (a corporation in the development stage) as of June 15, 1999, and the related statements of operations, stockholders' deficit and cash flows for the period from inception, February 26, 1999, to June 15, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BerensGallery.com, Inc. as of June 15, 1999, and the results of its operations and its cash flows for the period from inception, February 26, 1999, to June 15, 1999, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements and discussed in Note 3, the Company has incurred a significant loss from operations since inception and is dependent on outside sources of financing for continuation of its operations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans with regard to this matter are also discussed in Note 3. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                        /s/ Ham, Langston & Brezina, L.L.P.

August 25, 1999
Houston, Texas

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                                 BALANCE SHEET

                                 JUNE 15, 1999

                                ---------------

ASSETS
------

Current assets:
  Cash and cash equivalents                         $  25,778
                                                    ---------

    Total current assets                               25,778

Advances to affiliates                                 40,640
                                                    ---------
      Total assets                                  $  66,418
                                                    =========

LIABILITIES AND STOCKHOLDERS' DEFICIT
-------------------------------------

Current liabilities:
  Federal withholding tax payable                   $  10,560
  Accrued professional fees                            60,000
                                                    ---------

    Total current liabilities                          70,560
                                                    ---------

Commitment and contingencies

Stockholders' deficit:
  Common stock, $.001 par value, 50,000,000
    shares authorized, 2,900,000 shares issued
    and outstanding                                     2,900
  Additional paid-in capital                          198,100
  Subscription receivable                             (73,501)
  Losses accumulated during the development
    stage                                            (131,641)
                                                    ---------

    Total stockholders' deficit                        (4,142)
                                                    ---------

      Total liabilities and stockholders'
        deficit                                     $  66,418
                                                    =========



                      See notes to financial statements.

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            STATEMENT OF OPERATIONS

               FOR THE PERIOD FROM INCEPTION, FEBRUARY 26, 1999,

                                TO JUNE 15, 1999

                                  -----------

Costs and expenses:

  Salaries and wages                          $  52,597
  Legal and consulting fees                      77,000
  Other                                           2,044
                                                -------

Net loss                                      $(131,641)
                                               ========



                       See notes to financial statements.

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                       STATEMENT OF STOCKHOLDERS' DEFICIT

               FOR THE PERIOD FROM INCEPTION, FEBRUARY 26, 1999,

                                TO JUNE 15, 1999

                              -------------------



                                                                                        LOSSES
                                                                                     ACCUMULATED
                                     COMMON STOCK       ADDITIONAL                    DURING THE
                                  -------------------    PAID-IN     SUBSCRIPTION    DEVELOPMENT
                                   SHARES     AMOUNT     CAPITAL      RECEIVABLE        STAGE         TOTAL
                                  --------   --------   ----------   ------------    -----------    ---------
Balance at inception,
  February 26, 1999                       -   $     -   $        -   $          -    $         -    $       -

Net proceeds from an initial
  capitalization                  2,900,000     2,900      198,100        (73,501)             -      127,499

Net loss                                  -         -            -              -       (131,641)    (131,641)
                                  ---------   -------   ----------   ------------    -----------    ---------

Balance at June 15, 1999,
 as restated                      2,900,000   $ 2,900   $  198,100   $    (73,501)   $  (131,641)   $  (4,142)
                                  =========   =======   ==========   ============    ===========    =========


                       See notes to financial statements.

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                            STATEMENT OF CASH FLOWS

               FOR THE PERIOD FROM INCEPTION, FEBRUARY 26, 1999,

                                TO JUNE 15, 1999
                             --------------------


Cash flows from operating activities:
  Net loss                                        $(131,641)
  Adjustments to reconcile net loss
    to net cash used in operating
    activities:
    Changes in operating assets and
      liabilities:
      Increase in federal withholding
        tax payable                                  10,560
      Increase in accrued professional fees          60,000
                                                  ---------

        Net cash used in operating
          activities                                (61,081)
                                                  ---------

Cash flows from investing activities:
 Advances to affiliates                             (40,640)
                                                  ---------

        Net cash used in investing
          activities                                (40,640)
                                                  ---------

Cash flows from financing activities:
  Proceeds from sale of common stock                127,499
                                                  ---------

        Net cash provided by financing
          activities                                127,499
                                                  ---------

Net increase in cash and cash equivalents            25,778

Cash and cash equivalents at beginning
  of period                                               -
                                                  ---------

Cash and cash equivalents at end of
  period                                          $  25,778
                                                  =========

                       See notes to financial statements.

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                         NOTES TO FINANCIAL STATEMENTS

                                   __________


1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   BerensGallery.com, Inc. is involved in the development of an online auction site for sale of exclusive paintings and other art works. The Company is a development stage enterprise because since its inception substantially all its efforts have been devoted to Web site development and fund raising activities. Following is a description of its significant accounting policies:

   SIGNIFICANT ESTIMATES
   ---------------------

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the periods. Actual results could differ from estimates making it reasonably possible that a change in the estimates could occur in the near term.

   CASH AND CASH EQUIVALENTS
   -------------------------

   The Company considers all highly liquid short-term investments with an original maturity of three months or less when purchased, to be cash equivalents.


                                   Continued

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________

1: ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES, CONTINUED

   INCOME TAXES
   ------------

   The Company uses the liability method of accounting for income taxes. Under this method, deferred income taxes are recorded to reflect the tax consequences on future years of temporary differences between the tax basis of assets and liabilities and their financial amounts at year-end. The Company provides a valuation allowance to reduce deferred tax assets to their net realizable value.

   FAIR VALUE OF FINANCIAL INSTRUMENTS
   -----------------------------------

   The Company includes fair value information in the notes to financial statements when the fair value of its financial instruments is different from the book value. When the book value approximates fair value, no additional disclosure is made.

   COMPREHENSIVE INCOME
   --------------------

   The Company has adopted Statement of Financial Accounting Standards ("SFAS") No. 130, Reporting Comprehensive Income, which requires a company to display an amount representing comprehensive income as part of the Company's basic financial statements. Comprehensive income includes such items as unrealized gains or losses on certain investment securities and certain foreign currency translation adjustments. The Company's financial statements include none of the additional elements that affect comprehensive income. Accordingly, comprehensive income and net income are identical.


2. GOING CONCERN CONSIDERATIONS

   Since its inception, as a development stage enterprise, the Company has not generated any revenue and has been dependent on debt and equity raised from individual investors to support its operations. During the period from inception, February 26, 1999 to June 15, 1999, the Company incurred a net loss of $(131,641) and negative cash flows from operations of $(61,081). These factors raise substantial doubt about the Company's ability to continue as a going concern.


                                   Continued

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                                   __________

2. GOING CONCERN CONSIDERATIONS, CONTINUED

   In order to address its financial situation, management intends to undertake a private placement of its common stock and to recapitalize into a dormant public shell company. (See Note 6)

   There can be no assurances that the Company's current cash reserves will be adequate to sustain its operations nor that the Company can raise additional cash through private placement of its common stock. The Company's long-term viability as a going concern is dependent upon three key factors, as follows:

   .The Company's ability to obtain adequate sources of debt or equity funding to meet current commitments and fund the continuation of its business operations.

   .The ability of the Company to successfully make the transformation from a development stage company to a commercially viable internet business.

   .The ability of the Company to ultimately achieve adequate profitability and cash flows from operations to sustain its operations.


3. ADVANCES TO AFFILIATES
   ----------------------

   Advances to affiliates at June 15, 1999 represent amounts due from companies under common control with the Company. These advances are non-interest bearing and have no formal repayment schedule. Accordingly advances to affiliates are included in other non-current assets.

                                   Continued

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                   __________

4. INCOME TAXES

   The composition of deferred tax assets and the related tax effects at June 15, 1999 were as follows:

     Asset
     -----
     Benefit from carryforward of net
       operating loss                              $  44,758

     Less valuation allowance                        (44,758)
                                                   ---------

       Net deferred tax asset                      $      -
                                                   =========


   The difference between the income tax benefit in the accompanying statement of operations and the amount that would result if the U.S. Federal statutory rate of 34% were applied to pre-tax loss is as follows:

Benefit for income tax at
 federal statutory rate             $ 44,758     34.0%
Increase in valuation
 allowance                           (44,758)   (34.0)
                                    --------    -----

        Total                       $     -         -
                                    ========    =====

   At June 15 1999, for federal income tax and alternative minimum tax reporting purposes, the Company has approximately $144,000 of unused net operating losses available for carryforward to future years. The benefit from carryforward of such net operating losses will expire in 2019. The benefit from utilization of such net operating loss carryforwards incurred prior to June 15, 1999 was significantly limited in connection with the Company's merger with National Air Corporation, Inc. (See Note 6). Such benefit could be subject to further limitations if significant future ownership changes occur in the Company.


5. IMPACT OF THE YEAR 2000 ISSUE

   The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. Any of the Company's computer programs that have time sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculation causing a disruption of business activities.


                                   Continued

                            BERENSGALLERY.COM, INC.

                    (A CORPORATION IN THE DEVELOPMENT STAGE)

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                   __________


5. IMPACT OF THE YEAR 2000 ISSUE

   The Company has performed a complete assessment of the Year 2000 issue and has determined that no significant modifications to its existing computer software will be required and that its existing computer systems will function properly with respect to dates in the year 2000 and thereafter. The Company further believes that costs related to the Year 2000 issue will be insignificant because the Company's systems have been designed to be Year 2000 compliant.

   Based on the Company's assessment of its relationships with significant suppliers to understand the extent to which the Company is vulnerable to any failure by third parties to remedy their own Year 2000 issues, management believes that the Company does not have significant exposure with respect to third parties.


6. SUBSEQUENT EVENT - RECAPITALIZATION

   Effective June 15, 1999 National Air Corporation was acquired by BerensGallery.com in a recapitalization transaction accounted for similar to a reverse acquisition, except that no goodwill was recorded. National Air Corporation was the "acquired" company in the transaction, but remains the surviving legal entity. Prior to the acquisition National Air Corporation was a non-operating public shell corporation with no significant assets. Accordingly, the transaction was treated as an issuance of stock by National Air Corporation for BerensGallery.com, Inc.'s net monetary assets, accompanied by a recapitalization. Since this transaction is in substance, a recapitalization of BerensGallery.com and not a business combination, a valuation was not performed.


7. NON-CASH INVESTING AND FINANCING ACTIVITIES

   During the period from inception, February 26, 1999, to June 15, 1999, the Company engaged in non-cash investing and financing transactions as follows:

   Notes receivable received in
     exchange for common stock of
     the Company                                    $   73,501

                                    ANNEX B

                            NATIONAL AIR CORPORATION

              PROFORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   __________
                                  (UNAUDITED)

Effective June 15, 1999 National Air Corporation was acquired by BerensGallery.com in a recapitalization transaction accounted for similar to a reverse acquisition, except that no goodwill was recorded. National Air Corporation was the "acquired" company in the transaction, but remains the surviving legal entity. Prior to the acquisition National Air Corporation was a non-operating public shell corporation with no significant assets. Accordingly, the transaction was treated as an issuance of stock by National Air Corporation for BerensGallery.com, Inc.'s net monetary assets, accompanied by a recapitalization. In connection with this transaction, National Air Corporation issued 2,900,000 new shares of common stock for all of the outstanding common stock of BerensGallery.com, Inc. Since this transaction is in substance, a recapitalization of BerensGallery.com and not a business combination, a valuation was not performed.

The Unaudited Proforma Condensed Consolidated Financial Statements are presented for informational purposes only and are not necessarily indicative of the results of operations that would have been achieved had the transaction been completed at January 1, 1999, nor are they indicative of the Company's future results of operations.

The Unaudited Proforma Condensed Consolidated Financial Statements should be read in conjunction with the historical financial statements of the Company and related notes thereto.

                            NATIONAL AIR CORPORATION

                 PROFORMA CONDENSED CONSOLIDATED BALANCE SHEET

                                 MARCH 31, 1999

                                   __________
                                  (UNAUDITED)

                                  NATIONAL       BERENS-
                                     AIR       GALLERY.COM    PROFORMA       PROFORMA
            ASSETS               CORPORATION      INC.       ADJUSTMENTS   CONSOLIDATED
            ------               -----------   -----------   -----------   ------------
Current assets:
  Cash and cash equivalents      $     -       $     1,000   $     -       $      1,000
                                 -----------   -----------   -----------   ------------
      Total assets               $     -       $     1,000   $     -       $      1,000
                                 ===========   ===========   ===========   ============

LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------

Current liabilities:
  Loans from stockholders          $  9,307    $       -    $       -       $   9,307
                                   --------    ---------    ---------       ---------
    Total current liabilities         9,307            -            -           9,307
                                   --------    ---------    ---------       ---------
Stockholders' equity:
  Common stock                          738        2,900            -           3,638
  Subscription receivable                 -     (200,000)           -        (200,000)
  Additional paid-in capital         57,469      198,100      (67,514)(a)     188,055
  Losses accumulated during
    the development stage           (67,514)           -       67,514 (a)           -
                                   --------    ---------    ---------       ---------
    Total stockholders'
      deficit                        (9,307)       1,000            -          (8,307)
                                   --------    ---------    ---------       ---------
      Total liabilities and
        stockholders' deficit      $      -    $   1,000    $       -       $   1,000
                                   ========    =========    =========       =========

                        See notes to unaudited proforma
                        condensed financial statements.

                            NATIONAL AIR CORPORATION

            PROFORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                   FOR THE THREE MONTHS ENDED MARCH 31, 1999

                                  __________
                                  (UNAUDITED)

                                  NATIONAL       BERENS-
                                    AIR        GALLERY.COM    PROFORMA       PROFORMA
                                CORPORATION       INC.       ADJUSTMENTS   CONSOLIDATED
                                ------------   -----------   -----------   -------------
Revenue                         $         -    $         -   $         -   $          -
General and administrative
  expenses                            1,543              -             -          1,543
                                -----------    -----------   -----------   ------------
Net loss                        $    (1,543)   $         -   $         -   $     (1,543)
                                ===========    ===========   ===========   ============
Net loss per share of common
 stock                          $     (0.01)                               $      (0.00)
                                ===========                                ============
Weighted average shares
 outstanding                        737,505                                $  3,637,505
                                ===========                                ============

                        See notes to unaudited proforma
                        condensed financial statements.

                            NATIONAL AIR CORPORATION

                     NOTES TO UNAUDITED PROFORMA CONDENSED

                       CONSOLIDATED FINANCIAL STATEMENTS



1. BASIS OF PRESENTATION

   Effective June 15, 1999 National Air Corporation was acquired by BerensGallery.com in a recapitalization transaction accounted for similar to a reverse acquisition, except that no goodwill was recorded. National Air Corporation was the "acquired" company in the transaction, but remains the surviving legal entity. Prior to the acquisition National Air Corporation was a non-operating public shell corporation with no significant assets. Accordingly, the transaction was treated as an issuance of stock by National Air Corporation for BerensGallery.com, Inc.'s net monetary assets, accompanied by a recapitalization. Since this transaction is in substance, a recapitalization of BerensGallery.com and not a business combination, a valuation was not performed.

   The Company believes that the assumptions used in preparing the unaudited proforma condensed consolidated financial statements provide a reasonable basis for presenting all of the significant effects of the OnSite acquisition (other than any synergies anticipated by the Company, and nonrecurring charges directly attributable to the purchase and nonrecurring charges that will result from consolidating operations), and that the proforma adjustments give effect to those assumptions in the Unaudited Proforma Condensed Consolidated Statements of Operations.


2. EARNINGS PER SHARE

   Net loss per share of common stock was computed by dividing the net income available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Due to the net loss, all of the common stock equivalents were excluded from this calculation due to their anti-dilutive effect.


3. PROFORMA ADJUSTMENTS

   The proforma adjustment to the Unaudited Proforma Condensed Consolidated Balance Sheet is as follows:

     a. To reflect the recapitalization of BerensGallery.com, Inc., National Air Corporation is the legal reporting entity, so the par value of National Air Corporation's stock is presented. As the "acquiror", the retained earnings of BerensGallery.com, Inc. is presented. The resulting difference is reflected in additional paid-in capital. In connection with this transaction, National Air Corporation issued 2,900,000 new common shares for all of the outstanding common stock of BerensGallery.com, Inc.



                                   Continued

                            NATIONAL AIR CORPORATION

                     NOTES TO UNAUDITED PROFORMA CONDENSED

                       CONSOLIDATED FINANCIAL STATEMENTS


3.   PROFORMA ADJUSTMENTS, CONTINUED

     There were no proforma adjustments to the Unaudited Proforma Condensed Consolidated Statements of Operations.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NATIONAL AIR CORPORATION


Date:  August 30, 1999                By:   /s/ Marc I. Berens
                                         --------------------------------